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-------------------------------PRESS RELEASE ----------------------------------


FOR IMMEDIATE RELEASE                        CONTACTS:
April 14, 1999                               Dennis A. Bakal, CEO
                                             (888) 999-1964
                                             Scott Liolios, Investor Relations
                                             (949) 574-3860


             PROFESSIONAL TRANSPORTATION GROUP LTD., INC. ANNOUNCES
                   REDUCTION IN PUBLIC WARRANT EXERCISE PRICE



         Calhoun, GA, April 14, 1999 - Professional Transportation Group, Ltd., Inc. (NASDAQ:TRUC, TRUCW) today announced that its Board of Directors had approved the reduction in the exercise price of its public warrants to $3.00 per share from $6.90 per share. In addition to this reduction, the call price of the warrants was also lowered to $5.00 from $10.50 per share. This means that the Company can call the public warrants for redemption when the closing price of its common stock has equaled or exceeded $5.00 per share for the ten consecutive days ending three days prior to the date of the notice of redemption. There are currently 1,437,500 warrants outstanding and trading on the Nasdaq SmallCap Market under the symbol "TRUCW."

         Dennis A. Bakal, President and Chief Executive Officer of Professional Transportation Group stated, "The lowering of the exercise and call prices on our publicly-traded warrants is something that the Board felt in its judgement would benefit not only the warrant holders, but also our shareholders. While there is no guarantee, we certainly believe that our recent troubles are behind us. We recently announced our second straight quarter of achieving operating income. In addition, we believe that certain other actions we have taken will lead toward an improvement in our results of operations. It is our hope that an improvement in the price of our stock will follow. In the event that the public warrants get to be "in-the-money," we believe that such holders will begin to exercise the warrants, providing the Company with funds that can be used to pay down our indebtedness or to grow our operations. In addition, once exercised, there will be additional float in the public market for our common stock.
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         Headquartered in Calhoun, Georgia, Professional Transportation Group
Ltd., Inc. is a transportation services company that provides ground transportation and logistics services for the air freight and carpet industry throughout the continental United States through its subsidiaries, Timely Transportation, Inc. and Truck-net, Inc.



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         This release contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E the Securities Exchange Act of 1934, as amended. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or current expectations of the Company, its directors or its officers with respect to, among other things: (i) the Company's financing plans ; (ii) trends affecting the Company's financial condition or results of operations;
(iii) the Company's growth strategy and operating strategy; and (iv) the declaration and payment of dividends. The words "may," "would," "will," "expect," "estimate," "anticipate," "believe," "intend" and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company's ability to control, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors discussed herein and those factors discussed in detail in the Company's filings with the Securities and Exchange Commission, including the "Risk Factors" section of the Company's Registration Statement on Form S-3 (Registration Number 333-70985), as declared effective by the Securities and Exchange Commission on February 5, 1999.